UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2005

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

480 Pleasant Street, Lee, Massachusetts  01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code  (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On February 1, 2005, Wave Systems Corp. (“Wave”) ETS Enterprise Security Dell Edition 1.0 (“the software”) was made available for purchase on the Dell Inc. (“Dell”) web site, www.Dell.com.  Pursuant to an amendment to the Authorized Distributor Agreement with Envoy Data Corporation (“Envoy”), dated December 14, 2004, Wave’s software is now available for purchase via www.Dell.com and is compatible with Dell personal computers enabled with Trusted Platform Module security hardware.  Wave’s ETS software is designed to deliver strong authentication, secure wireless authentication, secure email, digital signature, data protection and the management of security credentials, for enterprise compliance, government and individual applications.  For more information about the software, please go to www.wave.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Steven Sprague
Steven Sprague
Chief Executive Officer

Dated: February 1, 2005